Exhibit 10.23

Execution Version

AMENDMENT NO. 3 TO LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (“Amendment”) is dated as of December 28, 2022 and is by and among BRIDGER SOLUTIONS INTERNATIONAL, LLC, a Montana limited liability company (“Borrower”) and ROCKY MOUNTAIN BANK, its successors and assigns (“Lender”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below

RECITALS

WHEREAS, Lender and Borrower have entered into certain financing arrangements pursuant to the Construction Loan Agreement dated September 30, 2019 by and among Borrower and Lender (as amended by that certain Waiver and Amendment No. 1 to Loan Agreement dated as of June 8, 2022, that certain Waiver and Amendment No. 2 to Loan Agreement dated as of November 3, 2022 and as further amended, modified, supplemented, renewed, restated, or replaced, the “Loan Agreement”);

WHEREAS, Borrower has requested that the Lender agree to certain amendments related to the Senior Leverage Ratio of the Borrower;

WHEREAS, the Lender has agreed to the foregoing request, on and subject to the terms and conditions container herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto herby agree as follows:

1. Amendments. In reliance upon the representations and warranties of the Borrower set forth herein and subject to the conditions to effectiveness set forth herein below, the Loan Agreement is hereby amended as follows:

a. Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will have a Senior Leverage Ratio as of the last day of any fiscal quarter, beginning with the fiscal quarter ending December 31, 2022 and each fiscal quarter ending thereafter, of not more than as set forth below:

i.	7.00 to 1.00 with respect to the four quarter period ending on each of December 31, 2022 through September 30, 2024;

ii.	6.00 to 1.00 with respect to the four quarter period ending on each of December 31, 2024 through September 30, 2025; and

iii.	5.50 to 1.00 with respect to the four quarter period ending on each of December 31, 2025 and each fiscal quarter thereafter.”

2. Conditions. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

a. This Amendment, duly executed by the Borrower.

Execution Version

b. If the Borrower qualifies as a “legal entity customer” under the beneficial ownership regulations, the Borrower must deliver a Beneficial Ownership Certification.

c. The Lender shall have received all fees and amounts due and payable by the Borrower on or prior to the date hereof, including the reasonable fees and expenses of counsel to the Lender payable pursuant the Loan Agreement to the extent requested by the Lender.

3. Representations and Warranties, Etc.

a. Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment: (a) all of the representations and warranties contained in the Loan Agreement and the other Loan Documents are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except (i) for changes permitted by the terms of the Loan Agreement as amended by this Amendment and (ii) to the extent such representation or warranty relates to an earlier specified date, in which case such representation or warranty is reaffirmed as true and correct in all material respects as to such date and (b) there will exist no Default or Event of Default under the Loan Agreement as amended by this Amendment on such date which has not been cured or waived by the Lender.

b. Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of the Amendment by proper corporate action, and neither the Amendment nor the agreements contained herein contravenes or constitutes a default under any indenture, agreement, instrument or other similar document to which Borrower is a party or a signatory or a provision of Borrower’s constituent documents or any other agreement or requirement of law, or results in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any person or entity, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except (a) for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender and (b) for those which the Borrower will make, obtain or provide upon the consummation of this Amendment and as to which the Borrower will promptly deliver certified copies of documents evidencing each such action to the Lender. The Borrower represents and warrants that the Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

Execution Version

c. No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the obligations of the Borrower and the Guarantors under the Loan Agreement and the other Loan Documents.

d. Affirmation of Loan Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Loan Agreement, as amended hereby, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Loan Agreement and the other Loan Documents, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan Agreement are hereby amended and shall refer to the Loan Agreement as amended hereby. The Borrower confirms to the Lender that the obligations of the Borrower and the Guarantors under the Loan Agreement and the other Loan Documents are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under the Loan Documents and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower and the Guarantors under such documents and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

4. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

5. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

6. Successors. This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender and their successors and assigns.

7. Legal Expenses. As provided in the Loan Agreement, the Borrower agrees to reimburse the Lender for all reasonable out-of-pocket expenses (including filing and recording costs and fees, charges and disbursements of outside counsel to the Lender incurred from time to time) incurred in connection with the negotiation, preparation, enforcement and collection of this Amendment and all other documents negotiated and prepared in connection with this Amendment.

Execution Version

8. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

9. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

10. Governing Law. THE AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF MONTANA.

11. Acknowledgement and Release. IN ORDER TO INDUCE THE LENDER TO ENTER INTO THIS AMENDMENT, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE LENDER THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET OR COUNTERCLAIM TO ANY CLAIM BY THE LENDER FOR PAYMENT OF THE OBLIGATIONS OF THE BORROWER OR ANY GUARANTOR UNDER ANY LOAN DOCUMENT TO WHICH THEY ARE A PARTY; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE LENDER AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE LENDER OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE LOAN DOCUMENTS AND TRANSACTIONS RELATED THERETO.

[Signature Pages Follow]

LENDER:

ROCKY MOUNTAIN BANK

By:	/s/ Dan Bettencourt
Name:	Dan Bettencourt
Its:	Bozeman President

[Signature Page – Amendment No. 3 (2019 Construction Loan)]

BORROWER:

BRIDGER SOLUTIONS INTERNATIONAL, LLC, a Montana limited liability company

By:	/s/ Timothy P. Sheehy
Name:	Timothy P. Sheehy
Its:	Manager

[Signature Page – Amendment No. 3 (2019 Construction Loan)]